UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 2, 2012

WMI Holdings Corp.

(Exact Name of Registrant as Specified in Its Charter)

Washington	001-14667	91-1653725
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1201 THIRD AVENUE, SUITE 3000 98101

SEATTLE, WASHINGTON

(Address of Principal Executive Offices) (Zip Code)

(206) 432-8887

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement

Effective on October 2, 2012, WM Mortgage Reinsurance Company, Inc. (“WMMRC”), a wholly-owned subsidiary of WMI Holdings Corp. (the “Company”), and PMI Mortgage Insurance Company (“PMI”) agreed to the commutation or termination of the trust identified as the “Reinsurance Escrow Agreement among WM Mortgage Reinsurance Co. PMI Mortgage Insurance Company and US Bank (Acct. No. x 6404)” (the “Trust Account”) in the Indentures (as defined below) and the related agreements (the “Commutation”). The Commutation was (i) approved by the Hawaiian Division of Insurance and the Maricopa County, Arizona, Superior Court in CV 2011-018944 (the “Receivership Court”) and (ii) consented to by the First Indenture Trustee (as defined below), the Second Indenture Trustee (as defined below) and the Lenders and Agent under the Financing Agreement dated March 19, 2012 (the “Financing Agreement”). The “Indentures” mean: (a) the Senior First Lien Notes Indenture dated as of March 19, 2012 by and between the Company and Wilmington Trust, National Association, as trustee (“First Indenture Trustee”) (the “First Lien Indenture”) and (b) the Senior Second Lien Notes Indenture dated as of March 19, 2012 by and between the Company and Law Debenture Trust Company of New York, as Trustee (“Second Indenture Trustee”) (the “Second Lien Indenture”).

To effectuate the Commutation, WMMRC entered into a Commutation and Release Agreement with PMI, dated July 17, 2012 (the “Commutation Agreement,” a copy of which is attached as Exhibit 10.1 and is incorporated herein by reference) and in accordance with that agreement, PMI will be paid $49 million in cash and WMMRC will be paid all cash and assets remaining in the Trust Account after the payment to PMI and each party will be released from certain liabilities. As of the date of this Form 8-K, it is expected that WMMRC will receive approximately $30.7 million (the “WMMRC Amount”) from the Commutation.

Following the Commutation, the WMMRC Amount will be deposited into WMMRC’s custodial account and WMMRC will request from the Hawaiian Division of Insurance approval to declare a dividend or distribution of all or a portion of the WMMRC Amount to the Company; provided, that there is no assurance that the Hawaiian Division of Insurance will approve any such dividend or distribution. If the Hawaiian Division of Insurance approves such a dividend or distribution, the Company will deposit such dividend or distribution to the extent constituting Runoff Proceeds (as defined in the Indentures) directly into the Collateral Account (as defined in the Indenture) for distribution to the note holders in accordance with the Indentures.

The Commutation Agreement became effective on October 2, 2012 upon the completion of the following events: (v) the receiver appointed by the Receivership Court approved the Commutation; (w) the Company entered into a Limited Waiver Agreement with the First Indenture Trustee (a copy of which is attached as Exhibit 10.2 and is incorporated herein by reference) in order to permit the Commutation under the terms of the First Lien Indenture; (x) the Company entered into a Limited Waiver Agreement with the Second Indenture Trustee (a copy of which is attached as Exhibit 10.3 and is incorporated herein by reference) in order to permit the Commutation under the terms of the Second Lien Indenture; (y) the Company received a Consent from the Lenders and Agent under the Financing Agreement (a copy of which is attached as Exhibit 10.4 and is incorporated herein by reference) in order to permit the Commutation under the Financing Agreement; and (z) WMI Liquidating Trust, the holder of at least two-thirds in aggregate principal amount of the notes outstanding under both Indentures, consented to both limited waiver agreements.

The limited waiver agreements provide for a waiver of (i) a covenant that prohibits the Company and WMMRC from transferring certain assets from the Trusts for the limited purpose of allowing the Company and WMMRC to consummate the Commutation; and (ii) any Default or Event of Default (as such terms are defined under the Indentures) as a result of consummating the Commutation. The limited waiver agreements do not waive any other provisions of the Indentures.

Item 1.02 Termination of a Material Definitive Agreement.

Under the Commutation Agreement and upon consummation of the Commutation, (a) the parties to the Commutation Agreement are released from all liabilities and obligations under the following agreements: (i) January 1, 2003 Excess of Loss Policy Year Reinsurance Agreement, (ii) July 1, 1999 Reinsurance Agreement, (iii) January 1, 1999 Facultative Excess Layer Reinsurance Agreement, and (iv) April 1, 1999 Facultative Excess Layer Primary Mortgage Guarantee Reinsurance Agreement; and (b) upon the giving of notice of intention by PMI and WMMRC on October 3, 2012, that certain January 1, 2003 Trust Agreement, as amended by and between PMI, as beneficiary, WMMRC, as grantor and U.S. Bank, N.A., as Trustee was terminated.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits:

10.1	Commutation and Release Agreement dated July 17, 2012 and effective October 2, 2012, by and between PMI Mortgage Insurance Co. and WM Mortgage Reinsurance Company, Inc.

10.2	Limited Waiver Agreement with First Indenture Trustee dated October 2, 2012, entered into by and between WMI Holdings Corp. and Wilmington Trust, National Association.

10.3	Limited Waiver Agreement with Second Indenture Trustee dated October 2, 2012, entered into by and between WMI Holdings Corp. and Law Debenture Trust Company of New York.

10.4	Consent, dated September 24, 2012 and effective October 2, 2012, granted by U.S. Bank National Association, as administrative agent for the lenders party to that certain Financing Agreement, dated March 9, 2012 (the “Financing Agreement”) and the lenders party to the Financing Agreement and accepted and acknowledged by WMI Holdings Corp., WMI Investment Corp. and WM Mortgage Reinsurance Company, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WMI HOLDINGS CORP. (Registrant)

Date: October 9, 2012	By:	/s/ Charles Edward Smith
		Name:	Charles Edward Smith
		Title:	Interim Chief Executive Officer

EXHIBIT INDEX

10.1	Commutation and Release Agreement dated July 17, 2012 and effective October 2, 2012, by and between PMI Mortgage Insurance Co. and WM Mortgage Reinsurance Company, Inc.

10.2	Limited Waiver Agreement with First Indenture Trustee dated October 2, 2012, entered into by and between WMI Holdings Corp. and Wilmington Trust, National Association.

10.3	Limited Waiver Agreement with Second Indenture Trustee dated October 2, 2012, entered into by and between WMI Holdings Corp. and Law Debenture Trust Company of New York.

10.4	Consent, dated September 24, 2012 and effective October 2, 2012, granted by U.S. Bank National Association, as administrative agent for the lenders party to that certain Financing Agreement, dated March 9, 2012 (the “Financing Agreement”) and the lenders party to the Financing Agreement and accepted and acknowledged by WMI Holdings Corp., WMI Investment Corp. and WM Mortgage Reinsurance Company, Inc.

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